UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): March 8, 2013

MARATHON PATENT GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54652	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2331 Mill Road, Suite 100 Alexandria, VA	22314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 626-4984

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 5.02 is incorporated by reference into this Item 1.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Resignation of Directors

On March 8, 2013, Mr. Joshua Bleak and Mr. David Rector tendered, and the Board of Directors (the “Board”) of Marathon Patent Group, Inc. (the “Company”) accepted their resignations as members of the Board. Mr. Bleak and Mr. Rector resigned for personal reasons and did not resign because of any disagreement with management or on any matter relating to the Company’s operations, policies or practices.

Appointment of New Directors

On March 8, 2013, the Board appointed Mr. Craig Nard and Mr. William Rosellini to fill the vacancies created by the resignation of Mr. Bleak and Mr. Rector. The Board has determined that Dr. William M. Rosellini and Mr. Craig A Nard qualify as independent directors under the rules of the NASDAQ Stock Market LLC.

Craig Nard

Mr. Nard, 47, is the Tom J.E. and Bette Lou Walker Professor of Law and Director of the Center for Law, Technology & the Arts and the FUSION program at Case Western Reserve University since 2005. He is also a Senior Lecturer at the World Intellectual Property Organization Academy in Torino, Italy. Mr. Nard is frequently asked to serve as an expert witness and consultant in patent litigation and is widely published in the area of patent law, with scholarly articles appearing in many of the most prominent law journals. He is also the author of a leading patent law casebook, The Law of Patents, and a co‐author of The Law of Intellectual Property. Prior to entering the legal academy, Mr. Nard clerked for the Honorable Giles S. Rich and Helen W. Nies of the United States Court of Appeals for the Federal Circuit in Washington, D.C. and, before that, was a patent litigator in Dallas, Texas. He is a member of the Texas bar, and is licensed to practice before the United States Patent & Trademark Office. The Board has determined that Mr. Nard’s academic experience in intellectual property law makes him a valuable member of the Board.

Pursuant to the Independent Director Agreement between the Company and Mr. Nard dated March 8, 2013 (“Nard Agreement”), Mr. Nard shall be granted five (5) year stock options to purchase an aggregate of one hundred thousand (100,000) shares of the Company’s common stock, with a strike price based on the closing price of the Company’s common stock on March 8, 2013 as reported by the OTC Bulletin Board. The options shall vest as follows: 33% the first anniversary hereof; 33% on the second anniversary and 34% on the third anniversary, and shall be subject to the Company’s stock plan as in effect from time to time, including any clawback and termination provisions therein. The option agreements shall provide for cashless exercise features. The Nard Agreement shall be terminated upon resignation or removal of Mr. Nard as a member of the Board.

There is no family relationship between Mr. Nard and any of our other officers and directors. There are no understandings or arrangements between Mr. Nard and any other person pursuant to which Mr. Nard was appointed as a director.

Except for the aforementioned Nard Agreement, there has not been any transaction or currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Nard had or will have a direct or indirect material interest since the beginning of the Company’s last fiscal year.

The forgoing description of the principal terms of the Nard Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Nard Agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

William Rosellini

William Rosellini, 33, is Founder and Chairman of Microtransponder Inc. and Rosellini Scientific, LLC. Dr. Rosellini previously served as the founding CEO of Microtransponder from 2006 to 2012 and Lexington Technology Group in 2012. During his tenures as CEO he has raised nearly $30M in venture funding and $10M in NIH grants. Dr. Rosellini has been named a MTBC Tech Titan and a GSEA Entrepreneur of the Year and has testified to Congress on the importance of non-dilutive funding for inventors and researchers. Dr. Rosellini holds a BA in economics from the University of Dallas, a JD from Hofstra Law, an MBA and MS of Accounting from the University of Texas, a MS of Computational Biology from Rutgers, a MS of Regulatory Science from USC and a MS of Neuroscience from University of Texas. Previously, Dr. Rosellini was a right handed pitcher who played in Arizona Diamondbacks system. The Board has determined that Dr. Rosellini’s medical technology expertise and industry knowledge and experience will make him a valuable member of the Board.

Pursuant to the Independent Director Agreement between the Company and Mr. Rosellini dated March 8, 2013 (“Rosellini Agreement”), Mr. Rosellini shall be granted five (5) year stock options to purchase an aggregate of one hundred thousand (100,000) shares of the Company’s common stock, with a strike price based on the closing price of the Company’s common stock on March 8, 2013 as reported by the OTC Bulletin Board. The options shall vest as follows: 33% the first anniversary hereof; 33% on the second anniversary and 34% on the third anniversary, and shall be subject to the Company’s stock plan as in effect from time to time, including any clawback and termination provisions therein. The option agreements shall provide for cashless exercise features. The Rosellini Agreement shall be terminated upon resignation or removal of Mr. Rosellini as a member of the Board.

There is no family relationship between Mr. Rosellini and any of our other officers and directors. There are no understandings or arrangements between Mr. Rosellini and any other person pursuant to which Mr. Rosellini was appointed as a director.

Except for the aforementioned Rosellini Agreement, there has not been any transaction or currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Rosellini had or will have a direct or indirect material interest since the beginning of the Company’s last fiscal year.

The forgoing description of the principal terms of the Rosellini Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Rosellini Agreement attached hereto as Exhibit 10.2, which is incorporated herein by this reference.

ITEM 8.01	OTHER EVENTS.

On March 11, 2013, the Company issued a press release. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Independent Director Agreement between the Company and Craig Nard dated March 8, 2013
10.2	Independent Director Agreement between the Company and William Rosellini dated March 8, 2013
99.1	Text of Press Release issued by the Company on March 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 11, 2013

MARATHON PATENT GROUP, INC.

By:	/s/ Doug Croxall
Name: Doug Croxall
Title: Chief Executive Officer